UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2014

SCHAWK, INC.
(Exact Name of Registrant as Specified in its Charter)

____________________________

Delaware	1-09335	66-0323724
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
1695 South River Road Des Plaines, IL		60018
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (847) 827-9494

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02—Results of Operations and Financial Condition.

On April 30, 2014, Schawk, Inc. (the “Company”) announced earnings results for the quarter ended March 31, 2014.  Furnished as Exhibit 99.1 is a copy of the earnings release relating to the Company’s earnings results, which is incorporated herein by reference.

Additional Information and Where To Find It

The earnings release furnished herewith references a proposed merger between the Company and Matthews International Corporation (“Matthews”) that will become the subject of a registration statement on Form S-4, including a proxy statement/prospectus forming a part thereof, to be filed with the Securities and Exchange Commission (“SEC”).  This report and the earnings release furnished herewith are not substitutes for the registration statement and proxy statement/prospectus that Matthews and the Company expect to file with the SEC or any other document that Matthews or the Company may file with the SEC or send to stockholders of the Company in connection with the proposed transaction.  BEFORE MAKING ANY VOTING DECISION, COMPANY SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED BY MATTHEWS OR THE COMPANY WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.  Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus, when available, and other relevant documents filed or that will be filed by Matthews and the Company with the SEC through the website maintained by the SEC at www.sec.gov.  Copies of the registration statement, proxy statement/prospectus and other relevant documents filed by Matthews with the SEC will be available free of charge on its internet website at www.matw.com.  Copies of the proxy statement/prospectus and other relevant documents filed by the Company with the SEC will be available free of charge on the Company’s internet website at www.sgkinc.com.

No Offer Or Solicitation

This report and the earnings release furnished herewith do not constitute an offer to sell, or an invitation to subscribe for, purchase or exchange, any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this announcement in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

The Company, Matthews and their respective directors and executive officers may be considered participants in the solicitation of proxies from stockholders of the Company in connection with the proposed transaction.  Information about the directors and executive officers of the Company is currently set forth in the Form 10-K/A (Amendment No. 1), which was filed with the SEC on April 30, 2014.  Information about the directors and executive officers of Matthews is set forth in its proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on January 21, 2014.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01—Financial Statements and Exhibits.

(d)  Exhibits

   Exhibit 99.1—Earnings release dated April 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2014	SCHAWK, INC. By: /s/Timothy J. Cunningham Timothy J. Cunningham Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
99.1	Earnings release dated April 30, 2014